Capital Management (Tables)	12 Months Ended
Dec. 31, 2023
Capital Management [Abstract]
Schedule of Group’s Capital Management	The Group includes within net debt, interest bearing loans and borrowings, lease liabilities, trade payables, other payables and accruals, amount due to related parties and amount due to shareholders, less cash and cash equivalents.
	December 31, 2023	December 31, 2022
	RMB’000	RMB’000
Interest-bearing loans and borrowings (Note 23)	65,226	69,045
Lease liabilities (Note 24)	4,193	8,773
Trade payables (Note 21)	34,818	35,012
Other payables and accruals (Note 25)	87,859	50,163
Amount due to related parties (Note 26)	531	488
Amount due to shareholders (Note 26)	12,566	325
Cash and cash equivalents (Note 19)	(7,574)	(5,425)
Net debt	197,619	158,381
Equity attributable to equity holders of the parent	21,744	58,460
Total equity attributable to equity holders of the parent and net debt	219,363	216,841
Gearing ratio	90%	73%